WASATCH FUNDS, INC.

                         Supplement dated April 16, 2003
       to the Statement of Additional Information dated January 31, 2003

This Supplement updates certain information contained in the Wasatch Funds Statement of Additional Information dated January 31, 2003. You should retain this Supplement and the Statement of Additional Information for future reference. Additional copies of the Statement of Additional Information by visiting our web site at www.wasatchfunds.com or by calling 1.800.551.1700.
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The following information is to be inserted on page 33, following the section entitled "Administrator and Transfer Agent":

DISTRIBUTOR. Shares of the Funds are offered on a continuous basis through ALPS Distributors, Inc. ("ADI" or the "Distributor"), 1625 Broadway, Suite 2200, Denver, Colorado 80202, as distributor of the Funds pursuant to a Distribution Agreement dated March 5, 2003, between the Funds and ADI. ADI also serves as distributor of other mutual funds. As distributor, ADI acts as the Funds' agent to underwrite, sell and distribute shares in a continuous offering.

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